UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 8, 2007

Platinum Research Organization, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-52029	20-2842514
(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)

2828 Routh Street, Suite 500
Dallas, Texas 75201
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code:                               (214) 849-8900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 8, 2007, Platinum Research Organization, Inc. distributed a fact sheet and a letter from its Chief Executive Officer for purposes of providing introductory information regarding the company for investor relations purposes.  A copy of the fact sheet and the cover letter are set forth as Exhibit 99.1 and 99.2, respectively, to this report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
99.1	Platinum Research Organization, Inc. Fact Sheet
99.2	Letter from Chief Executive Officer dated May 8, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATINUM RESEARCH ORGANIZATION, INC.

Date: May 8, 2007	By:	/s/ John T. Jaeger
Name: John T. Jaeger
Title: Chief Executive Officer